UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 16, 1998
                                                ----------------------------


                           COYOTE NETWORK SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                    1-5486                36-2448698
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)



         4360 Park Terrace Drive, Westlake Village, CA                 91361
-------------------------------------------------------                -----
         (Address of Principal Executive Offices)                   (Zip Code)


                                 (818) 735-7600
              (Registrant's Telephone Number; Including Area Code)




          (Former Name Or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
         Pursuant to a Stock Purchase Agreement dated March 31, 1998, on June 4, 1998, Coyote Network Systems, Inc. (the "Company") completed the sale of its 80% interest in Valley Communications, Inc., a California corporation ("Valley") to Technology Services Corporation, a Delaware corporation ("TSC"). TSC is not related to the Company or its affiliates, officers or directors in any fashion. Since August of 1995, the Company, through a wholly owned subsidiary, C&L Acquisitions, Inc., owned 80% of the outstanding common stock of Valley. The sale of Valley, which is engaged in wire installation, servicing and systems integration, completed the first phase of the restructuring plan adopted by the Company's Board in November, 1996. Combined with the earlier sales of Atlanta Provisions Company and C&L Communications, the Company is now focused completely on the delivery of equipment and network services that provide voice, data and video solutions to affinity groups and carriers.

         The purchase price stated in the Stock Purchase Agreement was $3,886,321.12. Prior to closing, the purchase price was adjusted to reflect a $375,000 discount for prepayment of the original promissory note and a pass through payment of $150,000 to TSC's brokers, Don Hawley and Jay Fischer. The final purchase price received by the Company for its interest in Valley consisted of:

         1.       Cash payments to the Company:               $2,300,000.00
         2.       Assumption of the Company's debt
                    to Valley's 20% shareholders:                811,327.12
         3.       Payment for the assumption of the
                    Company's audit obligation to
                    Valley by Planned Financial Solutions:        25,000.00
         4.       Sales commission paid to
                    Planned  Financial Solutions:                225,000.00

                                            Total             $3,361,321.12

     The purchase price was determined after arms-length negotiations between the parties.

Item 5.  Other Events.

         1.    Formation of Coyote Gateway, LLC.
               On April 16, 1998, the Company established Coyote Gateway, LLC, a Colorado limited liability company ("CGL"). The Company owns 80% of CGL, and American Gateway Telecom, Inc., a Texas corporation ("AGT") owns 20%. The Company founded CGL, with a capital contribution of $240,000 and has agreed to make certain additional working capital contributions through April 15, 1999. In consideration of its 20% ownership interest, AGT contributed assets to CGL, consisting of customer contracts for the transmission of up to 31 million minutes of international traffic monthly to 11 countries when fully deployed, and vendor and carrier contracts to service those minutes. CGL has employed AGT's operating and management personnel, and they are participating in stock option and bonus plans tied to the success of the venture.

         2.    Appointment of Edward A. Beeman as CFO.
               On June 1, 1998, the Company  appointed  Edward A. Beeman (age
48) as Executive Vice President and Chief Financial Officer. Beeman will also assume the role of Corporate Secretary. He will report directly to Daniel W. Latham, President and Chief Operating Officer of the Company. Beeman will be responsible for all aspects of the Company's finance, including treasury, accounting, and information systems.

               Prior to joining the Company, Beeman was Chief Financial Officer of Western Water Company (NASDAQ: WTR), a natural resource wholesaler to utility companies. Prior to Western Water, Beeman was Vice President and Chief Financial Officer for Bird Medical Technologies, Inc. (NASDAQ: BMTI), a manufacturer and international marketer of medical equipment. Prior to that, Beeman ran his own management consulting business and held executive management positions in the United States and Europe with Caterpillar and Tenneco. Beeman began his career as a Certified Public Accountant with Peat Marwick Mitchell & Co., and has a BS in Business and Accounting from Indiana University.

Item 7.  Financial Statements and Exhibits
               (b)      Pro Forma Financial Information:
                        The following unaudited pro forma condensed consolidated financial information is filed with this report: Pro Forma Condensed Consolidated Balance Sheet at December 31, 1997; Pro Forma Condensed Consolidated Statements of Operations for the 52 Weeks Ended March 31, 1997; and the 9 Months Ended December 31, 1997.

               (c)      Exhibits
                        99.1 Stock Purchase Agreement between C & L Acquisitions, Inc. and Technology Services Corporation, dated March 31, 1998.
                        99.2     Non Compete Agreement between C & L
                                 Acquisitions,  Inc. and Technology Services

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COYOTE NETWORK SYSTEMS, INC.



Date:    June 18, 1998                      /s/ James J. Fiedler
                                            --------------------
                                            James J. Fiedler, Chairman
                                            and Chief Executive Officer

                  PRO FORMA FINANCIAL INFORMATION

                          COYOTE NETWORK SYSTEMS, INC.
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1997
                                    UNAUDITED
                             (Dollars In Thousands)


                                                                       Pro Forma
                                                        Historical     Adjustments     Pro Forma
                              ASSETS
Current assets
         Cash and cash equivalents                       $ 6,795        $ 2,300        $ 9,075
         Marketable securities                             1,180              0          1,180
         Receivables, net                                    999              0            999
         Inventories                                       3,298              0          3,298
         Net assets of discontinued operations               ---              0            ---
         Other current assets                                913              0            913
                                                        --------       --------      ---------
                  Total current assets                    13,185          2,300         15,485

Property and equipment                                     1,672              0          1,672
Intangible assets                                          3,595              0          3,595
Net assets of discontinued operations                      3,123         (2,300)           823
Other assets                                               2,948              0          2,948
                                                         -------      ---------        -------
                                                         $24,523       $      0        $24,523
                                                         =======       ========        =======

               LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
         Accounts payable                                 $1,635              0         $1,635
         Accrued liabilities                               1,227              0          1,227
         Accrued common stock conversion expense           5,522              0          5,522
         Accrued common stock warrant expense                494              0            494
         Current portion of long-term debt                   141              0            141
                                                         -------      ---------        -------
                  Total current liabilities                9,019              0          9,109

11.25% subordinated debentures, due 2002                   1,676              0          1,676
8.0% convertible notes, due 2000                           5,000              0          5,000
Other liabilities                                            513              0            513

Shareholders' equity
         Preferred stock - $.01 par value                    ---              0            ---
         Common stock - $1 par value                       8,816              0          8,816
         Additional paid-in capital                       84,847              0         84,847
         Accumulated deficit                             (79,411)             0        (79,411)
         Unrealized (loss) on marketable securities         (180)             0           (180)
         Treasury stock                                   (5,757)             0         (5,757)
                                                        ---------     ---------       ---------
                  Total Shareholders' equity               8,315              0          8,315
                                                        --------      ---------       --------
                                                         $24,523      $       0        $24,523
                                                         =======      =========        =======

See accompanying note to pro forma condensed consolidated financial information.

                         PRO FORMA FINANCIAL INFORMATION

                          COYOTE NETWORK SYSTEMS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE 52 WEEKS ENDED MARCH 31, 1997
                                    UNAUDITED
                    (In Thousands, Except Per Share Amounts)

                                                                       Pro Forma          Pro Forma
                                                      Historical       Adjustments
Net sales                                             $  7,154         $      0           $  7,154
Cost of goods sold                                       3,132                0              3,132
                                                      --------         --------           --------
Gross profit                                             4,022                0              4,022

Selling and administrative expenses                     12,112                0             12,112
Engineering, research and development                    4,060                0              4,060
                                                      --------         --------           --------
Total operating expenses                                16,172                0             16,172
                                                       -------         --------            -------

Operating loss                                         (12,150)               0            (12,150)

Interest expense                                           (52)               0                (52)
Non-operating income (expense)                          (1,337)               0             (1,337)
Minority interest                                          368                                 368
Income tax credit                                          836                0                836
                                                    ----------        ---------         ----------
Loss from continuing operations                       $(12,335)       $       0           $(12,335)
                                                      =========       =========           =========
Earnings (loss) per common share
     Continuing operations                          $    (2.34)       $       0          $   (2.34)
                                                    ===========       =========          ==========

Weighted average number of common shares
   outstanding                                           5,271                               5,271
                                                      ========                            ========



See accompanying note to pro forma condensed consolidated financial information.

                         PRO FORMA FINANCIAL INFORMATION

                          COYOTE NETWORK SYSTEMS, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE 9 MONTHS ENDED DECEMBER 31, 1997
                                    UNAUDITED
                    (In Thousands, Except Per Share Amounts)

                                                                                Pro Forma
                                                              Historical       Adjustments        Pro Forma
Net sales                                                      $ 2,709                0            $ 2,709
Cost of goods sold                                                 958                0                958
                                                              --------         --------           --------
Gross profit                                                     1,751                0              1,751

Selling and administrative expenses                              9,182                0              9,182
Engineering, research and development                            2,692                0              2,692
                                                              --------         --------           --------
Total operating expenses                                        11,874                0             11,874
                                                               -------         --------            -------

Operating loss                                                 (10,123)               0            (10,123)

Interest expense                                                  (273)               0               (273)
Non-operating income                                                48                0                 48
Non-operating expense                                           (5,522)               0             (5,522)
                                                             ----------        --------          ----------
Loss from continuing operations                               $(15,870)        $      0           $(15,870)
                                                              =========        ========           =========
Earnings (loss) per common share (basic & diluted)
     Continuing operations                                   $   (2.37)        $      0          $   (2.37)
                                                             ==========        ========          ==========

Weighted average number of common shares
   outstanding (basic & diluted)                                 6,685                               6,685
                                                             =========                            ========




See accompanying note to pro forma condensed consolidated financial information.

                          COYOTE NETWORK SYSTEMS, INC.
                          NOTES TO PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


Pro Forma Condensed Consolidated Balance Sheet:

The pro forma adjustment reflects the sale of the Registrant's 80% interest in Valley Communications, Inc. ("Valley") in exchange for cash received in the amount of $2,300,000 net commission and expenses.


Pro Forma Statement of Operations:

The pro forma statement of operations for the 52 weeks ended March 31, 1997, reflects no pro forma adjustments as the reclassification of the results of operations of Valley to discontinued operations occurred in the previous fiscal year. The remaining operations consist of Coyote Network Systems, Inc. corporate office and Coyote Technologies, LLC.

The statement of operations for the nine months ended December 31, 1997, reflects the results of Valley as discontinued operations. No further pro forma adjustments are required with respect to the sale of Valley.